UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2023 (November 21, 2023)

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-6571 (Commission File Number)	22-1918501 (I.R.S Employer Identification No.)

126 East Lincoln Avenue, Rahway, NJ (Address of principal executive offices)	07065 (Zip Code)

(Registrant’s telephone number, including area code) (908) 740-4000

Not Applicable

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($0.50 par value)	MRK	New York Stock Exchange
0.500% Notes due 2024	MRK 24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Resignation of Certain Officers

On November 21, 2023, Rita Karachun, Senior Vice President Finance – Global Controller and principal accounting officer of Merck & Co., Inc. (the “Company”), gave notice of her intention to resign from this position effective December 4, 2023. Ms. Karachun plans to retire from the Company in 2024. Ms. Karachun’s resignation is not due to any disagreement with the Company with respect to any matter relating to the Company’s operations, policies or practices.

(c)    Appointment of Certain Officers

On November 28, 2023, the Board of Directors (the “Board”) of the Company elected Dalton E. Smart III to serve as Senior Vice President Finance – Global Controller of the Company, effective December 4, 2023, making him the Company’s principal accounting officer.

Mr. Smart, 57 years old, has served as Assistant Controller of the Company since September 2023. Prior to his appointment as Assistant Controller of the Company, Mr. Smart served the Company as Vice President – Internal Audit from March 2015 to August 2023 and Executive Director, Audit from November 2009 to February 2015. Mr. Smart has no arrangements or understandings with any other person pursuant to which he was elected as an officer, nor does he have a relationship or related transaction with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission in connection with his appointment. There are no family relationships between Mr. Smart and any of the Company’s executive officers or directors.

In connection with Mr. Smart’s appointment as Senior Vice President Finance – Global Controller, effective December 4, 2023, Mr. Smart will receive compensation in a manner consistent with the Company’s compensation of its Senior Vice Presidents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: November 28, 2023	By:	/s/ Kelly E. W. Grez
Kelly E. W. Grez Corporate Secretary